February 17, 2026

ULTIMUS MANAGERS TRUST

Westwood LBRTY Global Equity ETF

Ticker Symbol: BFRE

Supplement to the Prospectus and the Statement of Additional Information,
each dated March 12, 2025, as supplemented

This supplement updates certain information in the Prospectus and Statement of Additional Information (the “SAI”) for the Westwood LBRTY Global Equity ETF (the “Fund”), a series of Ultimus Managers Trust, as described below. Capitalized terms used in this supplement and not otherwise defined shall have the meanings ascribed to them in the Prospectus or in the SAI.

On February 17, 2026, the Board of Trustees of Ultimus Managers Trust, in consultation with the Fund’s investment adviser, Westwood Management Corp., determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders, and approved a Plan of Liquidation to conduct an orderly liquidation of the Fund to occur on or about March 6, 2026 (the “Liquidation Date”).

The Fund will be closed to new investors and will not accept creation units from authorized participants or other trading of the Fund’s shares on NYSE Arca after the last day of trading on February 27, 2026 (the “Closing Date”). Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

From the Closing Date through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents, or other liquid assets on or prior to the Liquidation Date. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about the Liquidation Date.

Shareholders who remain invested in the Fund on the Liquidation Date will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Fund’s shares may be treated as a taxable event. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

If you have any questions regarding the Fund, please call the Fund toll free at 1-800-994-0755.

Investors Should Retain this Supplement for Future Reference.